SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 14, 2013

                          CREATIVE LEARNING CORPORATION
                          -----------------------------
                 (Name of Small Business Issuer in its charter)

   Delaware                       000-52883                  20-4456503
  -------------------          ----------------          -------------------
(State of incorporation)     (Commission File No.)       (IRS Employer
                                                          Identification No.)

                              701 Market, Suite 113
                             St. Augustine, FL 32095
                 -----------------------------------------------
               (Address of principal executive offices, including
                                    Zip Code)

       Registrant's telephone number, including area code: (904) 824-3133


          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02. Departure of Directors or Certain Officers;  Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On March 14, 2013 Steve Menscher resigned as a director of the Company. Mr. Menscher's resignation was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 14, 2013                CREATIVE LEARNING CORPORATION


                                  By: /s/ Brian Pappas
                                      ----------------------------------------
                                      Brian Pappas, Chief Executive Officer